Supplement dated June 2, 2017, to the following Prospectuses, as previously amended or supplemented:

American Beacon Large Cap Value Fund
American Beacon Small Cap Value Fund
American Beacon International Equity Fund
Prospectuses dated February 28, 2017

American Beacon Bridgeway Large Cap Value Fund
Prospectus dated April 28, 2017

In the "About Your Investment - Purchase and Redemption of Shares – Minimum Initial Investment by Share Class" section, the last two paragraphs under the table are deleted and replaced with the following:

R6 Class shares can only be purchased through a participating retirement plan. The minimum initial investment is $5,000,000.  The Manager may allow a reasonable period of time after opening an account for the R6 Class investor to meet the minimum initial investment requirement.

The Manager may allow a reasonable period of time after opening an account for a Y Class or Institutional Class investor to meet the minimum initial investment requirement. In addition, for investors in the Y Class or Institutional Class who make investments for a group of clients, such as trust companies and financial advisors, the minimum initial investment can be met through aggregated purchase orders for more than one client.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE